DIREXION FUNDS

Supplement dated March 11, 2022 to the
Statements of Additional Information (“SAI”)
for each series of the Direxion Funds (the “Trust”)

The following table under “Interested Trustee” for each of the Trust’s SAIs is replaced in its entirety as indicated below.
Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 53	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2014	Chief Executive Officer, Rafferty Asset Management, LLC, since 2021; Managing Director, Rafferty Asset Management, LLC, January 1999 – January 2019.	116	None.
Angela Brickl(2) Age: 45	Trustee Chief Compliance Officer Secretary	Lifetime of Trust until removal or resignation; Since 2022 One Year; Since 2018 One Year; Since 2011	Chief Operating Officer, Rafferty Asset Management, LLC since May 2021; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012.	116	None.

The following table under “Independent Trustees” for each of the Trust’s SAIs is replaced in its entirety as indicated below.
Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 52	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP, since 2003; Member, Kendrick LLC, since 2006.	116	None.
Jacob C. Gaffey Age: 74	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director, Loomis & Co., 2012-2019.	116	None.
Henry W. Mulholland Age: 58	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Managing Partner, Grove Hill Partners LLC, since 2016.	116	None.
Kathleen M. Berkery Age: 54	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Chief Financial Officer, Student Sponsor Partners, since November 2021; Senior Manager- Trusts & Estates, Rynkar, Vail & Barrett, LLC, since 2018; Financial Advisor, Lee, Nolan & Koroghlian Life Planning Group, 2010-2017.	116	None.
Carlyle Peake Age: 50	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Head of US & LATAM Debt Syndicate, BBVA Securities, Inc., since 2011.	116	None.
Mary Jo Collins Age: 65	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Managing Director, Imperial Capital LLC, since 2020; Director, Royal Bank of Canada, 2014- 2020.	116	None.
(1)
Mr. O’Neill is affiliated with Rafferty because he serves as an officer of and owns a beneficial interest in Rafferty.
(2)
Ms. Brickl is affiliated with Rafferty because she serves as an officer of Rafferty.
(3)
The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 81 of 105 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 11 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.
Additionally, the information following the tables is replaced in its entirety as follows:

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
Daniel D. O’Neill: Mr. O’Neill has extensive experience in the investment management business, including as managing director of Rafferty. Mr. O’Neill was the Managing Director of Rafferty from 1999 through January 2019 and Chief Executive Officer at Rafferty since 2021.
Angela Brickl: Ms. Brickl has extensive experience in the investment management business, including as General Counsel of Rafferty since 2010, Chief Compliance Officer of Rafferty since 2012 and Chief Operating Officer of Rafferty since 2021.
David L. Driscoll: Mr. Driscoll has extensive experience with risk assessment and strategic planning as a partner and manager of various real estate partnerships and companies.
Jacob C. Gaffey: Mr. Gaffey has extensive experience with providing investment banking and valuation services to various companies.
Henry W. Mulholland: Mr. Mulholland has extensive experience with equity trading, risk management, equity market structure as well as managing regulatory and compliance matters.
Kathleen M. Berkery: Ms. Berkery has extensive experience with estate planning, estate administration, fiduciary income taxation, financial planning, finance, as well as business sales and development, and marketing.
Carlyle Peake: Mr. Peake has extensive global capital markets experience, as well as experience with client relations and sales of securities by issuers and investors and valuing, structuring, and negotiating complex debt issues for corporate and sovereign entities.
Mary Jo Collins: Ms. Collins has extensive experience evaluating credit risk of investment grade securities, including corporate bonds, preferred stocks, and hybrid securities, as well as managing relationships with retail and institutional investors.
For more information, please contact the Funds at (800) 851-0511.

Please retain this Supplement with your SAI.